Exhibit 10.15(b)

NEVRO CORP.

AMENDMENT TO
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment to Amended and Restated Stockholders’ Agreement (this “Amendment”), by and among Nevro Corp., a Delaware corporation (the “Corporation”), and the undersigned stockholders of the Corporation is made and entered into as of March 5, 2013, with respect to that certain Amended and Restated Stockholders’ Agreement, dated as of February 8, 2013, by and among the Corporation and those certain holders of Common Stock of the Corporation and holders of options to acquire shares of Common Stock of the Corporation listed on Schedule 1 thereto (together with any other Person who thereafter becomes party thereto pursuant to Section 11 thereof, each, individually, a “Significant Common Stockholder” and, collectively, the “Significant Common Stockholders”), and each holder of the Corporation’s Preferred Stock (as such term is defined therein) listed on Schedule 1 thereto (together with any other Person who thereafter becomes party thereto pursuant to Section 11 thereof, each, individually, an “Investor” and, collectively, the “Investors” and together collectively with the Significant Common Stockholders, the “Stockholders”) (the “Original Agreement”).  Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Original Agreement.

RECITALS

WHEREAS, the Corporation and the Stockholders are parties to that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of February 8, 2013, as amended by that certain Amendment to Series C Convertible Preferred Stock Purchase Agreement, dated as of even date herewith (together as amended, the “Purchase Agreement”), pursuant to which two new investors are purchasing shares of the Corporation’s Series C Preferred Stock (the “Series C Preferred Stock”) and Novo is purchasing additional shares of Series C Preferred Stock in a Subsequent Closing (as defined in the Purchase Agreement).

WHEREAS, in connection with the Subsequent Closing, the Corporation and the undersigned Stockholders desire to amend the Original Agreement in certain respects as set forth herein.

WHEREAS, pursuant to Section 13(b) of the Original Agreement, the Original Agreement may be amended, and any provision therein waived, with the written consent of not less than 70% of the outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis.

WHEREAS, any amendment, modification or waiver effected in accordance with Section 13(b) of the Original Agreement shall be binding upon each Stockholder and the Corporation.

WHEREAS, the undersigned Stockholders hold, in the aggregate, not less than 70% of the outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis.

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AGREEMENT

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments.

(A).                            The definition of “Exempt Issuances” in Section 1(a) of the Original Agreement is hereby amended so that the number “97,913,908” is replaced with the number “103,413,908” in both instances.

(B).                            The first sentence of Section 2 of the Original Agreement is hereby amended and restated to read in its entirety as follows: “Holders of not less than 16,000,000 shares of Preferred Stock (as adjusted for stock splits and the like) and Covidien PLC (“Covidien”) shall have the following rights:”.

(C).                            Section 3(a) of the Original Agreement is hereby amended to read in its entirety as follows:

“(a)                           Each Stockholder hereby agrees to take all action necessary, including, but not limited to, the voting of any and all of such Stockholder’s Shares, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Board, the waiving of notice and the attending of meetings, so as to cause the Board to be at all times comprised of seven (7) persons to be elected/appointed as follows:

(i)                                     one (1) Director who shall be appointed by Bay City Capital Fund IV, L.P. (“Bay City”), so long as Bay City holds shares of Series A Preferred Stock, who shall initially be Nathan Pliam (the “Bay City Director”);

(ii)                                  one (1) Director who shall be appointed by Three Arch Partners IV, L.P. (“Three Arch”), so long as Three Arch holds shares of Series A Preferred Stock, who shall initially be Wilf Jaeger (the “Three Arch Director”);

(iii)                               one (1) Director who shall be appointed by Johnson & Johnson Development Corporation (“JJDC”), so long as JJDC holds shares of Series B Preferred Stock, who shall initially be Brad Vale (the “JJDC Director”);

(iv)                              one (1) Director who shall be appointed by Novo A/S (“Novo”), so long as Novo holds shares of Series C Preferred Stock, who shall initially be Peter Bisgaard (the “Novo Director”);

(v)                                 one (1) Director who shall be appointed by New Enterprise Associates 14, L.P. (“NEA”), so long as NEA or its affiliates holds

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shares of Series C Preferred Stock, who shall initially be John Nehra (the “NEA Director” and together with the Bay City Director, Three Arch Director, JJDC Director and Novo Director, the “Preferred Directors”);

(vi)                              one (1) Director who shall be the then current Chief Executive Officer of the Corporation as appointed from time to time by the Board (the “CEO Director”), who shall initially be Michael DeMane; and

(vii)                           one (1) Director who shall (a) be neither an employee nor a consultant of the Corporation, and otherwise be independent of the Corporation (as defined under NYSE rules), (b) shall be elected by the holders of at least a majority of the shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis, and (c) shall be acceptable to each of the JJDC Director and the Novo Director, who shall initially be Frank Fischer (the “Independent Director”).”

(D).                            Section 3(c) of the Original Agreement is hereby amended to read in its entirety as follows:

“(c)                            The Corporation shall invite a representative of each Stockholder with Observer Rights to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give each such Stockholder with Observer Rights copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that each representative of a Stockholder with Observer Rights shall agree to hold in confidence and trust all information so provided; and, provided further, that the Corporation reserves the right to withhold any information and to exclude any or all such representative from any meeting or portion thereof if the Corporation’s Board of Directors determines (i) in good faith, upon the advice of outside counsel, that access to such information or attendance at such meeting or portion thereof is reasonably necessary to preserve the attorney-client privilege, or (ii) in good faith, upon the advice of outside counsel, that such exclusion is reasonably necessary due to an actual or reasonable potential conflict of interest between such Stockholder with Observer Rights and the Corporation.  The representatives must be persons acceptable to the Corporation.  “Stockholder with Observer Rights” means each of AMV Partners II, L.P., JJDC, Novo, NEA and Covidien.”

(E).                             Section 3(d) of the Original Agreement is hereby amended to read in its entirety as follows:

“(d)                           In the event the Corporation creates any committee of the Board, including but not limited to an audit committee and/or compensation committee of the Board, the JJDC Director, the Novo Director and the NEA Director shall each have the right to be a member of such committee(s) of the Board.”

(F).                              The following text is hereby added as Section 9(a)(iii) of the Original Agreement:

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“(a)(iii)  So long as Covidien Group S.a.r.1. (“Covidien”) owns at least 50% of the Shares issued to Covidien pursuant to the Series C Stock Purchase Agreement, once each fiscal year, upon request by Covidien, an appropriate officer of the Corporation shall meet with an appropriate representative from Covidien, or one or more of its Affiliates, at a to be mutually agreed upon time and place to update such person with respect to significant corporate events.  In addition, the Corporation will not make any written or other public disclosure regarding Covidien without the prior written consent of Covidien, except as may be required by law (including applicable federal and state securities laws).”

(G).                            The following text is hereby added as Section 9(f) of the Original Agreement:

“(f)                             FIRPTA Compliance.  The Corporation shall provide prompt notice to NEA following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Corporation becomes a United States real property holding corporation.  In addition, upon a written request by NEA, the Corporation shall provide NEA with a written statement informing NEA whether NEA’s interest in the Corporation constitutes a United States real property interest.  The Corporation’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Corporation shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made.  The Corporation’s written statement to NEA shall be delivered to NEA within 10 days of NEA’s written request therefor.  The Corporation’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Corporation’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding.”

(H).                       Section 13(b) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“(b)                           Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and approved by the Requisite Holders and the Corporation; provided, however, that if any proposed amendment or waiver would reasonably be expected to have a disproportionate adverse effect on the holders of Common Stock as compared to holders of Preferred Stock, then such proposed amendment or waiver shall also require the consent of holders of a majority of the shares of Common Stock.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Stockholder and the Corporation.  Notwithstanding the foregoing, (i) the provisions of Section 3(a)(i) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Bay City, (ii) the provisions of Section 3(a)(ii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either

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retroactively or prospectively) only with the written consent of Three Arch, (iii) the provisions of Section 3(a)(iii) and Section 9(a) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of JJDC, (iv) the provisions of Section 3(a)(iv), Section 9(a)(ii), Section 9(e), Section 9(f) and Section 10(b) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Novo, (v) the provisions of Section 3(a)(v), 3(d) and 9(f) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of NEA and (vi) a Stockholder may be removed from the list of Stockholder with Observer Rights in Section 3(c) (or have its observer rights amended such to its material detriment) only with the written consent of such Stockholder.”

(I).                                Section 13(b) of the Original Agreement is hereby amended to add the following sentence: “Notwithstanding anything herein to the contrary, if pursuant to the Series C Stock Purchase Agreement, additional parties may purchase shares of Series C Preferred Stock in a Subsequent Closing (as defined in the Series C Stock Purchase Agreement) thereunder, then each such Purchaser (as defined in the Series C Stock Purchase Agreement) shall become a party to this Agreement as an “Investor” and “Stockholder” hereunder, without the need for any consent, approval or signature of any Stockholder when such Purchaser has both: (a) purchased shares of Series C Preferred Stock under the Series C Stock Purchase Agreement and paid the Corporation all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement.”

(J).                                Schedule 1 to the Original Agreement is hereby amended in its entirety in the form attached as Schedule 1 hereto.

2.                                      Reference to and Effect on the Original Agreement.  On or after the date hereof, each reference in the Original Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Original Agreement as amended hereby.  No reference to this Amendment need be made in any instrument or document at any time referring to the Original Agreement, a reference to the Agreement, in any of such to be deemed a reference to the Original Agreement as amended hereby.

3.                                      No Other Amendments.  Except as set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms.

4.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties necessary to give effect to this Amendment, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

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5.                                      Headings.  All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Amendment or the Original Agreement.

6.                                      Governing Law.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

 (Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

NEVRO CORP.

By:	/s/ Michael DeMane
	Name:	Michael DeMane
	Title:	Chief Executive Officer

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

THREE ARCH PARTNERS IV, L.P.

By: Three Arch Management IV, L.L.C.
Its: General Partner

By:	/s/ Wilf Jaeger
	Name:	Wilf Jaeger
	Title:	Managing Member

THREE ARCH ASSOCIATES IV, L.P.

By: Three Arch Management IV, L.L.C.
Its: General Partner

By:	/s/ Wilf Jaeger
	Name:	Wilf Jaeger
	Title:	Managing Member

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

NOVO A/S

By:	/s/ Kim L. Dueholm
	Name:	Kim L. Dueholm
	Title:	Partner

	Address:	Tuborg Havnevej 19
DK 2900 Hellerup
Denmark

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

MPM BIOVENTURES IV-QP, L.P.

By:	MPM BioVentures IV GP LLC
Its:	General Partner

By:	MPM BioVentures IV LLC
Its:	Managing Member

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title:	Member

MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	MPM BIOVENTURES IV GP LLC, in its capacity
Its:	the Managing Limited Partner

By:	MPM BIOVENTURES IV LLC
Its:	Managing Member

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title:	Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC
By:	MPM BIOVENTURES IV LLC, its Manager

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title:	Member

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

JOHNSON & JOHNSON DEVELOPMENT
CORPORATION

By:	/s/ Michael P. Chuisano for Brad Vale
	Name:	Brad Vale
	Title:	Vice President

Address:	6500 Paseo Padre Dr.
Fremont, CA 94555

With a Copy to:	Attn: Jayne Zall
Assistant General Counsel
One Johnson & Johnson Plaza
New Brunswick, NJ 08933

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

/s/ Michael DeMane
MICHAEL DEMANE

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

AMV PARTNERS II, L.P.

By:	Accuitive Medical Ventures II, LLC
Its:	General Partner

By:	/s/ Charles Larsen
Name: Charles Larsen
Title: Managing Director

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

ABERDARE VENTURES III, LP

By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
Name: John H. Odden
Title: Manager

ABERDARE PARTNERS III, LP

By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
Name: John H. Odden
Title: Manager

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BAY CITY CAPITAL FUND IV, L.P.

By:	Bay City Capital Management IV LLC
Its:	General Partner

	By:	Bay City Capital LLC
	Its:	Manager

	By:	/s/ Fred Craves
Name: Fred Craves
Title: Authorized Signatory

BAY CITY CAPITAL FUND IV
CO-INVESTMENT FUND, L.P.

By:	Bay City Capital Management IV LLC
Its:	General Partner

	By:	Bay City Capital LLC
	Its:	Manager

	By:	/s/ Fred Craves
Name: Fred Craves
Title: Authorized Signatory

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

SCHEDULE 1

STOCKHOLDER LEDGER

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
Novo A/S	—	—	—	47,516,198

Johnson & Johnson Development Corporation Attn: Brad Vale 6500 Paseo Padre Dr. Fremont, CA 94555 With a Copy to: Attn: Jayne Zall Assistant General Counsel One Johnson & Johnson Plaza New Brunswick, NJ 08933	—	—	66,964,285	5,923,871

Bay City Capital Fund IV, L.P. Attention: Carl Goldfischer 750 Battery Street Suite 400 San Francisco, CA 94111	562,868	30,548,195	16,387,835	4,591,539

Bay City Capital Fund IV Co-Investment Fund, L.P. Attention: Carl Goldfischer 750 Battery Street Suite 400 San Francisco, CA 94111	12,132	658,461	353,236	98,970

Three Arch Partners IV, L.P. Attention: Bill Harrington 3200 Alpine Road Portola Valley, CA 94028	97,840	30,532,495	16,379,412	4,897,841

Three Arch Associates IV, L.P. Attention: Bill Harrington 3200 Alpine Road Portola Valley, CA 94028	2,160	674,161	361,659	108,145

Mayo Foundation for Medical Education and Research Attn: Jeffrey Torborg 200 1st Street SW Rochester, MN 55905	1,000,000	2,747,252	—	—

Name/Address:	No. of Shares of Common Stock		No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
Mayo Clinic Attn: Jeffrey Torborg 200 1st Street SW Rochester, MN 55905	—		2,747,252	1,116,071	621,875

MPM BioVentures IV GmBH & Co. Beteiligungs KG c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—		346,711	185,995	62,389

MPM BioVentures IV-QP, L.P. c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—		8,999,431	4,827,821	1,619,423

MPM Asset Management Investors BV4 LLC c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—		255,904	137,282	46,049

Konstantinos Alataris 411 Acacia Avenue Palo Alto, CA 94306	12,151,745	*	—	—	—

Michael Masterson 750 Battery Street Suite 400 San Francisco, CA 94111	70,939		—	—	—

Aberdare Ventures III, L.P. Attention: Paul Klingenstein Aberdare Ventures One Embarcadero Center Suite 4000 San Francisco, CA 94111	—		26,972,070	10,904,468	—

Aberdare Partners III, L.P. Attention: Paul Klingenstein Aberdare Ventures One Embarcadero Center Suite 4000 San Francisco, CA 94111	—		633,817	256,246	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
AMV Partners II, L.P. Attention: Gordon Wyatt AMV Partners II LP 2905 Premiere Parkway, Suite 150 Duluth, GA 30097	—	24,005,120	12,877,747	3,565,327

Mark B. Knudson c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	—	206,043	—	17,029

Mark B. Knudson Revocable Trust Mark B. Knudson, Trustee Dorsey & Whitney Trust Company, LLC, Trustee c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	400,000	139,389	—	11,520

Susan J. Knudson Revocable Trust Susan J. Knudson, -Trustee Dorsey & Whitney Trust Company, LLC, Trustee c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	—	138,325	—	11,433

Sarah Brenzel Conrad 12557 Riverview Road Eden Prairie, MN 55347	290,000	144,972	61,988	17,105

Adrianus P. Donders 15089 Crane Street Andover, MN 55304	250,000	139,389	—	—

Robert S. Nickoloff	100,000	69,644	—	5,756

James R. Thacker and Kate Ward Thacker 4529 Thunder Ridge Eureka, MO 63025	141,872	549,450	—	—

Michael DeMane c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	13,403,954	—	—	—

Name/Address:	No. of Shares of Common Stock		No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
Andrew Galligan c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	3,639,843	**	—	—	—

Andre Walker c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	4,136,186	**	—	—	—

NEA Ventures 2013, Limited Partnership 1954 Greenspring Drive Suite 600 Timonium, MD 21093	—		—	—	53,996

New Enterprise Associates 14, L.P. 1954 Greenspring Drive Suite 600 Timonium, MD 21093	—		—	—	30,183,584

Covidien Group S.a.r.l. 3b, bd Prince Henri Luxembourg, L-1724 Luxembourg	—		—	—	4,319,654

   *  Includes options to purchase 10,926,742 shares of Common Stock

**   Options to purchase Common Stock